Exhibit 99.1

News Release

CONTACT:

Roni Imbeaux

Vice President, Finance and Investor Relations

404-407-1104
rimbeaux@cousins.com

COUSINS PROPERTIES CLOSES MERGER WITH TIER REIT

ATLANTA— (June 14, 2019) — Cousins Properties (NYSE: CUZ) announced today the closing of its stock-for-stock merger with TIER REIT, Inc. (NYSE: TIER).  Shares of TIER common stock will be de-listed after the close of trading today.

About Cousins Properties

Cousins Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT). The Company, based in Atlanta, GA and acting through its operating partnership, Cousins Properties LP, primarily invests in Class A office towers located in high-growth Sun Belt markets. Founded in 1958, Cousins creates shareholder value through its extensive expertise in the development, acquisition, leasing, and management of high-quality real estate assets. The Company has a comprehensive strategy in place based on a simple platform, trophy assets and opportunistic investments. For more information, please visit www.cousins.com.

Cautionary Statement Regarding Forward-Looking Information

In addition to historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins operates and beliefs of and assumptions made by Cousins management, involve uncertainties that could significantly affect the financial or operating results of the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings and statements of plans for future operations or expected revenues. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, (v) the potential liability for a failure to meet regulatory requirements, including the maintenance of real estate investment trust status, (vi) availability of financing and capital, (vii) changes in demand for developed properties, (viii) risks associated with achieving expected revenue synergies or cost savings, (ix) material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities, (x) potential changes to tax legislation, (xi) adverse changes in financial condition of joint venture partner(s) or major tenants, (xii) risks associated with the acquisition, development, expansion, leasing and management of properties, (xiii) significant costs related to uninsured losses, condemnation, or environmental issues, (xiv) the ability to retain key personnel, and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Cousins from time to time, including those discussed under the heading “Risk Factors” in our most recently filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, Cousins disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.